MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-1
December 1, 2002 through December 31, 2002

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					$1,341,416,530.93
B.	Level Pay Pool Balance of the Initial Receivables	$1,224,165,325.24
C.	Last Scheduled Payment Pool Balance of the Initial
	Receivables						$117,251,205.69
D.	Notes
	1.	Class A-1
		a.	Initial Balance				$151,000,000.00
		b.	Note Interest Rate			2.00875%
		c.	Noteholders' Final Scheduled Payment
			Date					March 17, 2003
	2.	Class A-2
		a.	Initial Balance				$384,000,000.00
		b.	Note Interest Rate			3.030%
		c.	Noteholders' Final Scheduled Payment
			Date					January 17, 2005
		d.	Class A Allocation Percentage		85.86%
	3.	Class A-3
		a.	Initial Balance				$369,000,000.00
		b.	Note Interest Rate			4.150%
		c.	Noteholders' Final Scheduled Payment
			Date					May 15, 2006
		d.	Class A Allocation Percentage		85.86%
	4.	Class A-4
		a.	Initial Balance				$522,800,000.00
		b.	Note Interest Rate			1-Month LIBOR + .28%
		c.	Noteholders' Final Scheduled Payment
			Date					January 15, 2010
		d.	Class A Allocation Percentage		85.86%
	5.	Class B
		a.	Initial Balance				$144,500,000.00
		b.	Note Interest Rate			5.370%
		c.	Noteholders' Final Scheduled Payment
			Date					January 15, 2010
		d.	Class B Allocation Percentage		9.72%
	6.	Class C
		a.	Initial Balance				$65,600,000.00
		b.	Note Interest Rate			6.200%
		c.	Noteholders' Final Scheduled Payment
			Date					January 15, 2010
		d.	Class C Allocation Percentage		4.41%
E.	Certificates Initial Balance				$113,738,720.97
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Weighted Average Coupon (WAC) of the Initial
	Receivables						8.881%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)				60
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)				59
J.	Number of Initial Receivables				55,134
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of
		Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	$13,130,856.23
	3.	Specified Reserve Balance Percentage		4.25%
L.	Yield Supplement Account Deposit on the Closing Date	$21,613,006.43
M.	Yield Supplement Over Collateralization Balance on
	Closing Date						$28,330,908.13
N.	Adjusted Principal Balance of Initial Receivables	$1,313,085,622.80
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)				$437,553,098.17
	2.	Initial Closing Date				March 13, 2002
	3.	End of Pre-Funding Period			16-Sep-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount				1.25%
	5.	Negative Carry Account Initial Deposit		$6,055,358.70

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					$1,494,842,735.65
B.	Level Payment Pool Balance				$1,352,241,114.64
C.	Last Scheduled Payment Pool Balance			$142,601,621.01
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		$0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		$272,026,206.41
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		$369,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		$522,800,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		$131,817,594.31
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	6.	Class C
		a.	Prior Month Note Balance		$59,842,451.12
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificate Balance					$113,738,720.97
F.	Reserve Account Balance					$18,291,270.35
G.	Yield Supplement Account Balance			$4,910,644.88
H.	Payahead Account Balance				$501,066.80
I.	Yield Supplement Over Collateralization Balance 	$25,617,762.84
J.	Pre-Funding Account Balance				$0.00
K. 	Negative Carry Account Balance				$0.00
L.	Deferred Receivables					$566,619,541.45
M.	Cumulative Losses for All Prior Periods			$33,368,124.78
N.	Weighted Average Coupon (WAC)				8.802%
O.	Weighted Average Remaining Term to Maturity  (WAM) 	55.32
P	Number of Contracts					65,706
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			2,446,824.78
	2.	Prepayments in Full				156,309.15
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		2,810,040.25
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				18,956.93
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			18,956.94
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				73,748,803.93
	2.	Collected Principal				73,753,629.39
	3.	Collected Interest				5,633,886.17
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				266,489.00
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			266,489.00
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			1,728,198.91
	2.	Specified Yield Supplement Account Balance	2,731,505.65
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			24,646,022.97
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				422,875.39
		b	Current Month Actuarial Advances 	116,819.39
		c.	Reimbursement of Actuarial Advances
			(or payments due prior
			to Cutoff Date)				198,637.40
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	341,057.38
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled
			Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				(81,818.01)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					70,568.34
	2.	Payahead Balance of Loans Defaulted this
		Period						0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			571,635.14
J.	Rule of 78s Payment					0.01
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	8.744%
L.	Weighted Average Remaining Maturity (WAM)		54.58
M.	Remaining Number of Receivables				62,727
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	3,295 	5.25%		72,882,191.87 	5.18%
	2.	60-89 Days
		Delinquent	1,360 	2.17%		31,957,436.81 	2.27%
	3.	90 Days or more
		Delinquent	914 	1.46%		21,237,868.39 	1.51%
O.	Net Loss and Defaulted
	Receivables Information
	1.	Vehicles Repossessed
		During Month 	326 				7,096,469.90
	2.	Loans Defaulted
		During the
		Month		534
	3.	Level Payment Principal Balance of
		Defaulted Receivables				10,708,093.97
	4.	Last Scheduled Payment Principal Balance
		of Defaulted Receivables			1,655,951.68
	5.	Level Payment Liquidation Proceeds		3,069,277.54
	6.	Last Scheduled Payment Liquidation Proceeds	0.00
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				1,124,511.75
P.	Pool Balances
	1.	Total Pool Balance				1,405,841,306.20
	2.	Level Pay Pool Balance				1,265,181,082.81
	3.	Last Scheduled Payment Pool Balance		140,660,223.39
	4.	Deferred Receivables				497,940,045.68
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				11,082,103.74
	2.	Last Scheduled Payment Balance			1,035,025.72
	3.	Total Principal Balance				12,117,129.46

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income			64,872.57
B.	Collection Account Investment Income			46,292.44
C.	Payahead Account Investment Income			458.08
D.	Yield Supplement Account Investment Income		4,968.79
E.	Pre-Funding Account Investment Income			0.00
F.	Negative Carry Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			2,810,040.25
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			73,753,629.39
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			5,633,886.17
		Subtotal					82,197,555.81

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					285,445.93
C.	Net Change in Payahead Account Balance 			(70,568.34)
D.	Net Liquidation Proceeds and Recoveries Received 	4,193,789.29
E.	Principal and Interest on Purchased or Repurchased
	Contracts 						0.00
F.	Exclusion of Rule of 78's Payments 			(0.01)
G.	Net Servicer Advances/(Reimbursements) 			(81,818.01)
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				1,728,198.91
J.	Net Investment Earning on the Pre-Funding Account	0.00
K.	Negative Carry Amount 					0.00
L.	Remaining Pre-Funded Amount Due to Noteholders		0.00
M.	Paid to Seller (MART) for Purchase of Additional
	(Reinvested) Receivables				(11,949,490.03)
N.	Deposit to Reinvestment Account				(26,872,709.97)
O.	Available Funds						$49,430,403.58

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent Receivables
			Sold This  Period			0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold
			This  Period				0.00
		3.	Subsequent Cutoff Date for
			Subsequent Receivables Sold
			This  Period				N/A
		4.	Subsequent Transfer Date for
			Subsequent Receivables Sold
			This  Period				N/A
		5.	Deposit to Reserve Account for
			Subsequent Receivables Sold
			This  Period				0.00
		6.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold
			This  Period				0.00
		7.	Deposit to Payahead Account for
			Subsequent Receivables Sold
			This  Period				0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
	B.	End of Pre-Funding Period (if balance in
		Pre-Funding Account balance is $100,000
		or greater)					16-Sep-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount		0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
		3.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		4.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold
			This  Period				0.00
		5.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders				0.00
		7.	Remaining Pre-Funding Amount (excl.
			Reserve & Yield Supplement Amount)	26,872,709.97
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for
			this Period				3,602,694.23
			b.  Pre-Funded Amount (excl. Reserve
			& Yield Supplement Amount)		0.00
			c.  Pre-Funded Percentage		91.99%
			d.  Net Investment Earnings on the
			Pre-Funded Amount			0.00
			e.  Negative Carry Amount for the
			Current Period				0.00
		2.	Calculation Maximum Negative Carry
			Amount
			a.  Weighted Average Rate based on
			Ending Note Balances			4.5462%
			b.  Note Percentage based on Ending
			Note Balances				91.99%
			c.  Actual Number of Days from
			Payment Date to End of Pre-Funding
			Period					152
			d.  Maximum Negative Carry Amount	332,684.47
		3.	Required Negative Carry Account
			Balance					0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance			406,927,711.62
		2.	Last Scheduled Payment Balance		38,090,857.43
		3.	Total					445,018,569.05
	F.	Total Initial and Subsequent Receivables
		Sold as of Related Cutoff Dates
		1.	Level Pay				1,631,093,036.86
		2.	Last Scheduled				155,342,063.12
		3.	Total					1,786,435,099.98
	G.	Specified Reserve Balance			74,402,145.64

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			49,039,850.15
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		49,039,850.15
B.	Total Required Payment
	1.	Total Servicing Fee  				891,565.07
	2.	Net Swap Payment				1,411,414.78
	3.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				686,866.17
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				740,633.33
		e.	Class B					589,883.73
		f.	Class C					309,186.00
		g.	Total Accrued Note Interest		3,602,694.23
	4.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				42,105,821.94
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				4,769,000.84
		f.	Class C					2,165,027.37
		g.	Total Principal Distribution Amount	49,039,850.15
	5.	Total Required Payment 				54,945,524.23
	6.	Available Funds					49,430,403.58
	7.	Reserve Account TRP Draw Amount			5,515,120.65
	8.	Total Available Funds				$54,945,524.23
C.	Current Period Payments
	1.	Servicing Fee paid				891,565.07
	2.	Net Swap Payment				1,411,414.78
	3.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				686,866.17
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				740,633.33
		e.	Class B					589,883.73
		f.	Class C					309,186.00
		g.	Total Interest Paid			3,602,694.23
	4.	Remaining Available Funds			49,039,850.15
	5.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				42,105,821.94
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					4,769,000.84
		f.	Class C					2,165,027.37
		g.	Total Principal Payments		49,039,850.15
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		18,291,270.35
	2.	Plus: Reserve Account Investment Income		64,872.57
	3.	Plus: Additional Deposit			25,000,000.00
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		5,515,120.65
	6.	Reserve Account Balance before Deposit to
		Reserve Account					37,841,022.27
	7.	Specified Reserve Account Balance		74,402,145.64
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		36,561,123.37
	9.	Funds Available for Deposit to Reserve Account	0.00
	10.	Amount Deposited to Reserve Account		0.00
	11.	Reserve Account Investment Income Released
		to Seller					0.00
	12.	Ending Reserve Account Balance			37,841,022.27
F.	Excess Funds Deposited to Certificate Distribution
	Account							0.00
G.	Total Distributions					$54,945,524.23


VIII.  POOL BALANCES AND PORTFOLIO
INFORMATION				Beginning	End
A.	Balances and Principal Factors	of Period	of Period
	1.	Total Pool Balance	$1,494,842,735.65	$1,417,958,435.66
	2.	Total Pool Factor	1.1143763	 	1.0570605
	3.	Level Payment Pool
		Balance			1,352,241,114.64 	1,276,263,186.55
	4.	Level Payment Pool
		Factor			1.1046230 		1.0425579
	5.	Last Scheduled Payment
		Pool Balance		142,601,621.01 		141,695,249.11
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	272,026,206.41 		229,920,384.47
		c. 	Class A-3 	369,000,000.00 		369,000,000.00
		d.	Class A-4	522,800,000.00 		522,800,000.00
		e.	Class B		131,817,594.31 		127,048,593.47
		f.	Class C		59,842,451.12 		57,677,423.75
		g.	Total		1,355,486,251.84 	1,306,446,401.69
	7.	Pool Factor
		a.	Class A-1 	0.0000000 		0.0000000
		b.  	Class A-2 	0.7084016 		0.5987510
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		0.9122325 		0.8792290
		f.	Class C		0.9122325 		0.8792290
	8.	Certificate Balance	113,738,720.97 		113,738,720.97
	9.	Certificate Pool
		Factor			1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	1,469,224,972.81	1,420,185,122.66
	11.	Yield Supplement Over
		Collatralization	25,617,762.84		24,646,022.97
	12.	Adjusted Pool Balance	1,469,224,972.81	1,393,312,412.69

B.	Portfolio Information
	1.	Weighted Average Coupon of
		Portfolio (WAC)		8.802% 			8.744%
	2.	Weighted Average
		Remaining Term to
		Maturity of
		Portfolio (WAM) 	55.32 			54.58
	3.	Remaining Number of
		Receivables		65,706 			62,727

C.	Actual Vs Scheduled Pool
	Balance				Actual Balance		Scheduled Balance
	1.	Minimum Adjusted
		Principal Balance
		of Long Deferment Period
		Receivables		499,916,920.54 		538,739,120.54
	2.	Minimum Adjusted
		Principal Balance of
		Receivables		1,393,312,412.69 	1,437,155,127.74

D.	Reinvested Receivables
	1.	Principal Balance				12,117,129.46
	2.	Adjusted Principal
		Balance						11,949,490.03
	3.	Yield Supplement Over
		Collateralization				167,639.43

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			9,294,768.11
B.	Realized Losses for Collection Period Less
	Recoveries						8,170,256.36
C.	Cumulative Losses for all Periods  			41,538,381.14
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	3,295 	5.25%	$72,882,191.87 	5.18%
	2.	60-89 Days
		Delinquent	1,360 	2.17%	$31,957,436.81 	2.27%
	3.	90 Days or more
		Delinquent	914 	1.46%	$21,237,868.39 	1.51%
	4.	Vehicles Repossessed
		During Collection
		Period		326 		$7,096,469.90


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		6.49%
	2.	Preceding Collection Period			6.49%
	3.	Current Collection Period 			6.49%
	4.	Three Month Average 				6.49%

B.	Annualized Net Loss					6.56%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of
	the Collection Period.
	1.	Second Preceding Collection Period		2.22%
	2.	Preceding Collection Period			2.65%
	3.	Current Collection Period 			3.56%
	4.	Three Month Average 				2.81%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			86,676,791.03
	2.	Yield Supplement Amount from MMCA		1,728,198.91
	3.	Net Swap Receipt				0.00
	4.	Net Servicer Advances (if positive) 		0.00
	5.	Reserve Account Draw for Total Required
		Payment 					5,515,120.65
	6.	Deposit from Payahead Account  			0.00
	7.	Collection Account Investment Income  		46,292.44
	8.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	9.	Transfer of Net Earnings on Pre-Funding
		Account						0.00
	10.	Transfer of Prefunding Account Balance due
		to End of Pre-Funding Period			0.00
	11.	Total Transfers Into Collection Account		$93,966,403.03
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			891,565.07
		b.	Rule of 78's Payment			0.01
		c.	Net Reimbursement of Servicer Advance
			or Payments Due Prior to Cutoff
			Date					81,818.01
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				973,383.09

	2.	Total Required Payment Distributed (Net of
		Total Servicing Fee & Net Swap Payment)		52,642,544.38
	3.	Net Swap Payment				1,411,414.78
	4.	Deposit to Payahead Account 			70,568.34
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	46,292.44
		c.	Total to Certificate Distribution
			Account					46,292.44
	7.	Total Transfers from Collection Account		$93,966,403.03

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			18,291,270.35
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		64,872.57
	3.	Additional Deposit				25,000,000.00
	4.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	5.	Total Transfers Into Reserve Account		25,064,872.57
C.	Total Transfers In and Beginning Balance		$43,356,142.92
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  			5,515,120.65
	3.	Reserve Account Investment Income to Seller
		(MART)  					0.00
	4.	Total Transfers From Reserve Account		5,515,120.65
E.	Ending Balance						37,841,022.27
F.	Total Distributions and Ending Balance			$43,356,142.92

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			501,066.80
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					70,568.34
	2.	Payahead Account Investment Income 		458.08
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		71,026.42
C.	Total Transfers In and Beginning Balance		$572,093.22
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection
		Account 					0.00
	2.	Transfer Investment Income to Servicer 		458.08
	3.	Total Transfers From Payahead Account		458.08
E.	Payahead Account Ending Balance 			571,635.14
F.	Total Distributions and Ending Balance			$572,093.22

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		4,910,644.88
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	4,968.79
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement Account	4,968.79
C.	Total Transfers and Beginning Balance  			$4,915,613.67
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection Account
		(if not paid by MMCA) 				0.00
	2.	Transfer Investment Income to Seller (MART)  	4,968.79
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	2,179,139.23
	4.	Total Transfers From Yield Supplement Account	2,184,108.02
E.	Specified Yield Supplement Account Ending Balance 	2,731,505.65
F.	Total Distributions and Ending Balance			$4,915,613.67

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less
		Servicing Fee & Net Swap Pmt) from Collection
		Acct						52,642,544.38
	2.	Total Transfers Into Note Payment Account	52,642,544.38
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				42,792,688.11
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				740,633.33
		e.	Class B					5,358,884.57
		f.	Class C					2,474,213.37
		g.	Total Payments to Noteholders		52,642,544.38
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$52,642,544.38

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		46,292.44
	3.	Total Transfers into Certificate
		Distribution Account				46,292.44
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			46,292.44
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$46,292.44

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of
		Remaining Balance Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Account	0.00
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		0.00
C.	Total Transfers In and Beginning Balance		$332,684.47
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			0.00
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	0.00
E.	Negative Carry Account Ending Balance			332,684.47
F.	Total Distributions and Ending Balance			$332,684.47

XIX.  RECONCILIATION OF REINVESTMENT ACCOUNT
A.	Beginning Balance of Reinvestment Account		0.00
B.	Reinvestment Account Investment Income			0.00
C.	Deposit of Prepayments of Long Deferment
	Period Receivables					26,872,709.97
D.	Total Transfers In and Beginning Balance		$26,872,709.97
E.	Distributions from Reinvestment Account
	1.	Transfer of Reinvestment Amount to
		Collection Account				0.00
	2.	Release Investment Income from
		Reinvestment Account to Seller (MART)		0.00
	3.	Release Excess Funds from Reinvestment
		Account to Seller (MART)			0.00
	4.	Total Transfers From  Reinvestment Account	0.00
F.	Reinvestment Account Ending Balance			26,872,709.97
G.	Total Distributions and Ending Balance			$26,872,709.97

X.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				52,642,544.38
	2.	To Servicer (MMCA) 				973,383.09
	3.	To Payahead Account				70,568.34
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		46,292.44
	6.	Total Distributions From Collection Account	$53,732,788.25

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	0.00

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		458.08
	3.	Total Distributions From Payahead Account	458.08

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		4,968.79
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		2,179,139.23
	4.	Total Distributions From Yield
		Supplement Account				2,184,108.02

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				0.00
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent
		Receivables					0.00
	5.	Total Distributions from Negative Carry
		Account						0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				0.00
	3.	Total Distributions from Negative
		Carry Account					0.00

G.	Total Distributions From All Accounts								 $55,917,354.35
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				52,642,544.38
	2.	Servicer (MMCA)					973,841.17
	3.	Seller (MART)					2,184,108.02
	4.	Collection Account 				0.00
	5.	Certificate Distribution Account		46,292.44
	6.	Reserve Account					0.00
	7.	Payahead Account				70,568.34
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		$55,917,354.35